Exhibit 99

LIEBMAN GOLDBERG & DROGIN LLP
Certified Public Accountants
595 Stewart Avenue, Suite 420
Garden City, New York 11530
__________________
Tel (516) 228-6600
Fax (516) 228-6664

July 20, 2005

Securities and Exchange Commission
100 F. Street N.E.
Washington, D.C. 20002

Re:     Siteworks, Inc.

Gentlemen:

We have read the statement that Siteworks, inc. included in their 8-K/A filed May 24, 2005.

This letter is being written to inform you that we are in agreement with the letter as submitted to the Securities and Exchange Commission.

Sincerely,

/s/Liebman GoldBerg & Drogin, LLP

Liebman Goldberg & Drogin, LLP
By: Joel Liebman, CPA
Partner